ADVANCED DRAINAGE SYSTEMS TO HOST INAUGURAL INVESTOR DAY

HILLIARD, Ohio – (October 16, 2018) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that it will host an Investor Day in New York City on Thursday, November 15, 2018. Scott Barbour, President and Chief Executive Officer, and Scott Cottrill, Chief Financial Officer, will provide an overview of the company’s strategy, key business initiatives and financial objectives.

The presentations, including question and answer sessions with executive management, will begin promptly at 8:30 a.m. ET. A live webcast and replay of the presentation will be available on the Company’s investor relations website at investors.ads-pipe.com. A replay will be available on the ADS website.

About the Company

Advanced Drainage Systems is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, overall product breadth and scale and manufacturing excellence. Founded in 1966, the Company operates a global network of approximately 55 manufacturing plants and over 30 distribution centers. To learn more about ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods, any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors

Advanced Drainage Systems

Michael Higgins, 614-658-0050

Mike.Higgins@ads-pipe.com